Exhibit A

Confidential, for restricted parties subject to NDA


HIGHLAND PRINCE

Business Plan Presentation

GULFMARK OFFSHORE

Disclaimer

None of GulfMark Offshore, Inc. ("GulfMark" or the "Company"), Evercore and Alvarez & Marsal Holdings, LLC ("A&M"), and each of their subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents and representatives of the foregoing (collectively, "Representatives"), make any representation or warranty, express or implied at law or in equity, in connection with any of the information made available either herein or subsequent to this document, including, but not limited to, the past, present, or future value of the anticipated cash flows, income, costs, expenses, liabilities and profits, if any, of the Company. Accordingly, any person, company or interested party will rely solely upon its own independent examination and assessment of the information in making any decision in connection with a proposed restructuring of the Company's balance sheet (a "Transaction") and in no event shall any recipient party make any claim against GulfMark, Evercore, A&M or any of their respective Representatives in respect of, or based upon, the information contained either herein or subsequent to this document.

None of GulfMark, Evercore or A&M, nor any of their respective Representatives, shall have any liability to any recipient party or its respective Representatives as a result of receiving and/or evaluating any information concerning the Transaction (including, but not limited to, this presentation ("Presentation")).

Certain statements in this Presentation are forward-looking and are based upon the Company's current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that GulfMark plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including anticipated cash flows, income, costs, liabilities, profits, future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. All forward-looking numbers are approximate. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the restructuring support agreement; risks attendant to the bankruptcy process, including the effects thereof on GulfMark's business and on the interests of various constituents, the length of time that GulfMark might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; potential adverse effects on GulfMark's liquidity or results of operations; increased costs to execute the reorganization; effects on the market price of GulfMark's common stock and on GulfMark's ability to access the capital markets; and other risk factors and known trends and uncertainties as described in GulfMark's Annual Report on Form 10-K for the year ended December 31, 2016 ("2016 Form 10-K") and GulfMark's Quarterly Reports on Form 10-Q for the three months ended March 31, 2016, June 30, 2016 and September 30, 2016 and GulfMark's Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission (the "SEC"). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, GulfMark's actual results and plans could differ materially from those expressed in the forward-looking statements. GulfMark's estimates are based on certain other assumptions, such as dayrates and fleet utilization, which may vary significantly from those assumed. The recipient hereby acknowledges that none of GulfMark, Evercore, A&M or any of their Representatives has an obligation to update any such projections or forecasts.

GulfMark: A Significant OSV Player


GULFMARK DELIVERS OFFSHORE MARINE SUPPORT SERVICES TO THE GLOBAL ENERGY SECTOR
66
VESSELS
9.7
AV. FLEET AGE (YRS)
8
OFFICE LOCATIONS
900
PEOPLE
200,000
TONNES CARGO CAPACITY

Senior Management Team



Quintin V. Kneen

President and Chief Executive Officer

Mr. Kneen was named President and CEO of the Company in June 2013. Mr. Kneen joined GulfMark in June 2008 as the Vice President – Finance and was named Senior Vice President – Finance and Administration in December 2008. He was subsequently appointed as the Company's Executive Vice President and Chief Financial Officer in June 2009 where he worked until his appointment as Chief Executive Officer.



Jay Mitchell

Executive Vice President and Chief Financial Officer

James (Jay) M. Mitchell was named Executive Vice President and CFO of the Company in June 2013. His expertise includes strategic planning, mergers and acquisitions, finance, accounting, treasury, taxation, risk management and investor relations.



Cindy Muller

Senior Vice President, General Counsel and Secretary

Cindy Muller was named Sr. Vice President, General Counsel & Secretary in May of 2016. Cindy has over 25 years of experience in the legal field with extensive expertise in the maritime and energy services industries. Previously, Ms. Muller served as the SVP, General Counsel & Corporate Secretary for EMS USA and VP, Legal & Compliance, Assistant General Counsel at Cal Dive International and Horizon Offshore.



Lee R. Johnson

Senior Vice President Information Technology and Chief Information Officer

Lee Johnson has been the Chief Information Officer for GulfMark since 2009. He has over 25 years of experience in applying technical solutions and leading information technology organizations.

Senior Management Team (con't)



David E. Darling
Senior Vice President and Chief Human Resources Officer
David E. Darling was named our Vice President – Human Resources in November, 2008 and was promoted to Senior Vice President in the same function in June 2012. Mr. Darling has over 23 years of human resource experience. He came to GulfMark through our acquisition of Rigdon Marine, where he was employed as Human Resource Director since 2007.



Samuel (Sam) R. Rubio
Senior Vice President, Controller and Chief Accounting Officer
Samuel R. Rubio was named our Vice President – Controller and Chief Accounting Officer in December 2008 and was promoted to Senior Vice President in the same function in June 2012. Mr. Rubio joined GulfMark in 2005 as the Assistant Controller and was subsequently promoted to Controller in 2007.



Ashley V. Robinson
Senior Vice President, Operations
Mr. Robinson was appointed Managing Director of GulfMarks' Southeast Asia operations in Jan. 2013 before moving to the SVP Operations role in Oct 2016. Mr. Robinson brings over 30 years of marine and offshore management and operations experience, with over 14 years served in management roles within the Southeast Asia and Australian markets.



Scott Webster
Director of Global Business Development
Mr. Webster joined GulfMark in 1999 as Assistant Commercial Manager. In 2002, he assumed the role of International Chartering Manager, in 2014 he was promoted Head of Chartering in the U.K., and in 2016 assumed the role of Director of Global Business Development.

Regional Management Team



Andrew Bruzdzinski

Vice President - Americas

Andrew P. Bruzdzinski was hired as the Vice President – Americas in June 2015. Mr. Bruzdzinski has over 25 years of marine operations experience. Prior to joining GulfMark, Mr. Bruzdzinski served 9 years as a United States Coast Guard Officer.



Ewan M. Geddes

Managing Director, UK and SEA

Mr. Geddes has over 20 years' of experience in the offshore support vessel sector. Since joining GulfMark in 1993 he has held finance and commercial management roles bringing him close to the operational front of the business.



Trond Forland

Managing Director, Norway

Mr. Førland has over 25 years of experience in the Offshore support vessel sector. Since joining GulfMark in 1990, he has held various management roles in operations, QHSE, finance and commercial. He has served as Managing Director for the fleet operating out of Norway since September 2007.

GulfMark: A Leading Global OSV Provider

GulfMark Offshore, Inc. provides marine transportation services to the energy industry through a fleet of offshore support vessels serving every major offshore energy industry market in the world



- Top OSV provider in the North Sea
- Top 5 provider in the U.S. Gulf of Mexico and top 25 provider in Southeast Asia
- Top 5 global provider



- Owner of 66 Modern OSVs
- Average vessel age of 9.7 years
- 37 marketed vessels, 29 stacked

Overview of a Platform Supply Vessel

With substantial cargo-handling capabilities, Platform Supply Vessels transport fuel, water, drilling fluids, equipment and provisions to offshore facilities. They play a fundamental supporting role in offshore drilling and production campaigns.

On Average:

Length	230 – 300ft
Breadth	50 – 65ft
Dwt	3000 - 5000T


Accommodation for 25 - 50
Wheelhouse with Dynamic Positioning
Deck cargo requires clear deck space - areas range from 650-1100m² (7,000-12,000ft²)
Two main propellers, either direct drive or diesel electric
Dry bulk tanks for powdered cement or drilling materials
High capacity tanks for mud, brine & drilling fluids
Engine room with 2, 3 or 4 main engines
Side thrusters, either retractable or in tunnels
Special product capacity for downhole liquid chemicals

A High End PSV

Overview of an Anchor Handling Towing and Supply Vessel

AHTS vessels set anchors for mobile offshore rigs and also tow these units between locations.

They are therefore highly powered and have very large winch systems on deck. This means they are less fuel efficient and have less deck space than a PSV.

Although AHTS are often used in supply duties, their deck configuration enables them to be used for additional specialty operations.

Key Differences Between PSV & AHTS


Large anchor handling and towing winch system
Stern roller for anchors, chains & wires
More powerful engines 6,000 – 20,000 bhp
Ducted propeller for higher bollard pull

GulfMark's Global Footprint


Legend
Anchor Handling, Towing and Support Vessel ("AHTS")
Platform Supply Vessel ("PSV")
Specialty Vessel ("SpV")
Fast Supply or Crew Vessel ("FSV")
NORTH SEA
AHTS 1
PSV 17 7
Global Vessels - 66
FSV 4%
SpV 2%
AHTS 22%
PSV 72%
Stacked 47%
Active 53%
SOUTHEAST ASIA
AHTS 6 4
TRINIDAD
AHTS 2
US GULF
FSV 3
AHTS 1
PSV 8 16
MEXICO
AHTS 1
PSV 1
BRAZIL
SpV 1

Note: Active includes contracted vessels and those available to work (not stacked)

As of February 2017

OSV Industry Update

GulfMark

View on the Coming Market Recovery Scenario

We believe that the PSV market will bottom in 2017 and 2018 before beginning a gradual recovery from 2019

DEMAND:
- This outlook assumes that demand for OSVs from rigs and offshore platforms slowly returns with modestly higher oil prices
- Deflation across the sector should add an extra boost to demand as offshore projects become more cost competitive and E&Ps regain the confidence to invest

SUPPLY:
Moreover, we expect the available supply of OSVs will adjust downwards in the coming years as operators stack assets
- These stacked assets will require significant investments before returning to service, including special survey costs and other deferred maintenance
- The distressed financial state of many OSV operators could hasten this process in our view
- As a result of this natural attrition, our industry forecasts suggest considerably higher utilization levels and rates for PSVs as the market recovers

Key Supply Assumptions:
- No new orders until 2020
- Only 60% of the current order book is eventually delivered (higher than ‘14-’16 actual deliveries)
- Stacked vessel attrition of 25% each year
  - i.e., if there are 500 vessels stacked in 2016, they represent 375 vessels of adjusted supply in 2017, 250 vessels in 2018, etc.

Fundamentals for a Coming Recovery in Activity

Undeveloped Discovered Offshore Oil & Gas Resources by Breakeven Category


resources (billion boe)
cumulative % of total resources
2%
4%
5%
19%
25%
42%
48%
54%
67%
81%
85%
88%
92%
94%
96%
99%
99%
100%
<$20
$20-25
$25-30
$30-35
$35-40
$40-45
$45-50
$50-55
$55-60
$60-65
$65-70
$70-75
$75-80
$80-85
$85-90
$90-95
$95-100
>$100
Resources
Cumulative % of total resources

Source: Rystad Energy and Bloomberg

Comments

Higher Oil Prices

- Brent recently as high as $57 (late Feb. 2017); up from trough of ~$26 in Jan. 2016
- At $60, over 80% breakeven rate for offshore projects, which would drive significant recovery in offshore activity and OSV utilization
- Consensus estimates show Brent priced at $56 in 2017, $62 in 2018 and $68 by 2020

Cost Reduction Impact

- At beginning of 2016, only ~6% of resources were breakeven or better
- Using same price, ~19% would breakeven

Supply Adjustment Mechanisms in Place

Maintenance cut to the bone

- Owners stacking vessels instead of docking them, picking stacked vessels for parts
- To bring back side-lined vessels, owners must compensate for the deferred maintenance
- The weak financial position of many operators may hasten the "scrapping in place" process

Damage characteristic of laid-up ships

- Rust never sleeps
- Moisture affecting generator circuit breakers
- Moisture affecting relays
- Extensive corrosion of seawater lines
- Corrosion of hull below water line
- Organic growth on hull below water line
- Extensive growth on propeller
- Corrosion of empty ballast tanks
- Heavy rusting of hydraulic lines for deck machinery
- Rotting inside accommodation spaces

Supply attrition to accelerate due to steep reduction in maintenance spending
Stacked vessels must exit the market, removals will be driven by "scrapping in place"

Supply Adjustment Mechanisms in Place

Number of Cold Stacked Vessels Continues to Increase

Cold stacked OSVs – Jan 2006 to Jan 2017

Total OSVs = ~3000


700
600
500
400
300
200
100
0
PSV
AHTS
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17

Stacking by region


200
180
160
140
120
100
80
60
40
20
PSV
AHTS
US Gulf
N. Sea
Asia
Americas ex. US
Med/ MidEast
W. Africa

Sharp rise in vessel stacking, we believe many vessels may never return to service

Source: IHS, Clarksons Platou Securities AS

OSV Supply – Supply Growth is Coming to an End

OSV YoY supply growth – 2002 to 2016


YoY growth
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

OSV deliveries – Dec 2007 to Dec 2016


Vessel deliveries (trailing 3 months)
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16

Fleet expansion has reached the lowest level on record as deliveries subside

We anticipate only 60% of new vessel on order are delivered

Source: Clarksons Research Services Ltd.

Global Fleet Vintage

As current contracts roll off, global supply will decline ~21% and demand will be served by newer tonnage



Average age of 6.4 years if including only 1997 and newer, includes vessels on order
21% of the fleet
Average fleet age of 13 years, including vessels on order
vessels
450
400
350
300
250
200
150
100
50
0
Pre-1980
1980s
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
AHTS 4-9999 bhp
PSV <500 m2
PSV 500-749 m2
PSV 750-900 m2
PSV 900+ m2

GulfMark a Top OSV Provider*

U.S. GOM Competitors


Edison Chouest
Hornbeck
Harvey Gulf International Marine
Tidewater
GulfMark
Seacor Marine
Adriatic Marine
Odyssea
KG Offshore
L & M BoTruc

NS Competitors


GulfMark
Island Offshore
DOF
Møkster
Havila
Solstad Shipping
Farstad
Vroon
Remoy Shipping
Maersk Supply Service

SEA Competitors


Bourbon Offshore
Tidewater
Alam Maritim
Vroon
Icon Offshore
Jasa Merin
Swire Pacific
PTSC
Emas Offshore
Pacific Richfield

Global Competitors


Tidewater
Bourbon Offshore
Edison Chouest
Swire Pacific
GulfMark
EDSI
Hornbeck
Topaz Marine
Seacor Marine
Farstad

* Based on AHTS and PSV vessel counts as of 1/20/2017
Source: IHS Marinebase

Transitioning Fleet to Higher Margin Vessels through the Downturn

GulfMark's North Sea PSVs are much higher performing assets and by selling the US FSVs, the Company will be able to redeploy the capital into higher performing assets



Daily Operating Cash Spread
(Day Rate less Opex/day)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2012
2013
2014
Non-Core
Core

*Based on:
Non-core - Hammerhead, Mako, Tiger (Current Sales)
Core - Prestige, Prince, Purpose (High End PSVs)

GulfMark Utilization Bottomed in Q1'16

GulfMark's higher relative fleet quality has lead to improving utilization as older, less sophisticated vessels roll-off legacy contracts and are replaced by newer, more sophisticated vessels



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
GulfMark

Asset Value

Despite Downturn, GulfMark's Assets Still Offer Significant Collateral Value

($ in millions)

	Total Appraised Values*	North Sea Appraised Values*	Americas Appraised Values*	Southeast Asia Appraised Values*
Total	$766	$367	$282	$117
Encumbered	$467	$212	$255	$0
Unencumbered	$299	$155	$27	$117

* Appraisals as of 12/31/16. Values represent average appraised values as obtained from Fearnley's and Clarksons

Note: Highland Valour and Highland Endurance included within North Sea appraised values; North Barents excluded from appraisal due to January 2017 delivery. Mako, Tiger & Hammerhead removed from chart due to Q1 2017 sale.

Option to Purchase 300 Class Jones Act PSV

- GulfMark holds option to receive delivery of a second 300 Class Jones Act PSV
  - Exercise price $26 million, 12/31/16 appraised value $30.8 million
  - Expected delivery Q3 2017, $26 million due at delivery if exercised
  - GulfMark can elect to decline option with no resulting penalty or cash payment
  - Sister ship to our current vessel, *Hercules*



Forecasted Sister Ship Operating Performance (*Hercules*)

	2017E	2018E	2019E	2020E	2021E	2022E
Revenue ($000's)	2,642	3,620	5,243	8,288	10,548	11,500
EBITDA ($000's)	63	256	2,049	4,428	5,756	7,507
Estimated Value (7.5x)						56,303
Average Day Rate	7,361	10,657	14,657	23,106	31,052	32,149
Average Utilization	98%	98%	93%	98%	93%	98%
Appraised Value* ($000's)	30,800					

* As of 12/31/16

Prior Vessel Sales Overview

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost	Cumulative Average
Tiger	2017	2009	8	1,500,000	9,500,000	16%	66%
Mako	2017	2008	9	1,500,000	9,500,000	16%	67%
Highland Drummer	2016	1997	19	1,500,000	13,683,952	11%	69%
Sea Guardian	2016	2006	10	1,800,000	9,543,768	19%	72%
Sea Intrepid	2016	2005	11	1,800,000	9,600,697	19%	73%
Highland Spirit	2016	1998	18	1,400,000	18,938,874	7%	75%
Highland Star	2015	1991	24	665,000	15,065,779	4%	80%
Highland Trader	2015	1996	19	7,500,000	16,019,458	47%	85%
North Truck	2015	1983	32	840,000	11,000,000	8%	88%
Highland Vanguard	2014	1990	24	6,000,000	17,400,000	34%	92%
Highland Guide	2014	1999	15	10,900,000	13,800,000	79%	97%
Highland Legend	2014	1986	28	900,000	3,583,160	25%	98%
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%	100%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%	101%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%	106%
Highland Champion	2013	1979	34	825,000	6,297,638	13%	109%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%	114%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%	121%
Albacore	2012	2008	4	7,000,000	5,983,952	117%	122%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%	122%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%	123%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%	123%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%	125%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%	128%
Seapower	2010	1974	36	380,000	1,355,389	28%	134%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%	137%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%	136%
Sefton Supporter	2009	1971	38	1,029,000	909,535	113%	144%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%	146%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%	135%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%	133%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%	136%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%	128%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%	127%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%	130%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%	123%
North Prince	2007	1978	29	5,650,000	7,212,539	78%	124%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%	151%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%	148%
	Average Age		21	215,706,000	327,936,404	66%	

Business Plan

GULFMARK

GulfMark's Strategy for the Energy Downturn

- Reducing Direct Operating Expenses
- Lowering G&A Expenses
- Emphasizing Capital Spending Discipline
- Selling Vessels Opportunistically & Maintaining Financial Flexibility
- Concentrate on Strong Franchise Positions and Customer Base
- **Deliver Global Organizational Efficiencies and Operational Excellence**

Over 20 Years of Safe, Reliable Operations With Highly-skilled Mariners and **Cutting-edge Technology** Help Differentiate GulfMark

Management Proactively Responding to a Challenging Environment

- **Reducing Direct Operating Expenses**
  - 2015 annual savings of $67 million vs. 2014 or ~28% reduction
  - 2016 annual savings of $153 million vs. 2014 or ~65% reduction
  - 2016 direct opex per day and per marketed day down approximately 62% and 25%, respectively, vs. full year 2014
- **Lowering G&A Expenses**
  - 2015 annual savings of $16 million vs. 2014 or ~25% reduction
  - 2016 annual savings of approximately $25 million vs. 2014 or approximately 40%
- **Emphasizing Capital Discipline**
  - Deferring and eliminating construction payments whenever possible
  - ~$117 million drawn on revolvers currently, ~$546 million in total debt
- **Selling Vessels Opportunistically**
  - Sold seven vessels from 2014-2015 for proceeds of $41.3 million; decreased average age of fleet by two years
  - Sold four older vessels during 2016
- **Maintaining Financial Flexibility**
  - Successfully renegotiated credit facilities in December 2015 and January 2016
  - At December 31, 2016, cash on hand was ~$8.8 million, ~$60 million drawn on revolver, available borrowing capacity ~$95 million; Total liquidity ~$103 million
- **Concentrating on Strong Franchise Positions and Customer Base**
  - 27% of customers are Super Majors and NOC's
  - 32% majors and other large independents
  - 41% small independents and others

No Capital Spending Commitments Going Forward
Focus is Maximizing Cash Flow, Maintaining Liquidity and Improving Efficiencies

GulfMark Has Successfully Reduced Costs

2016 Achieved Opex Reductions (vs 2014)

- Reduced labor costs by ~$105 million through head count and wage reductions
- Reduced headcount by almost 30%
- Reduced R&M expense and other vessel expenses by ~$48 million through cost efficiencies and vessel layups
- Reduced drydock expense by ~$20 million through cost efficiencies and vessel layups

2016 Achieved G&A Reductions (vs 2014)

- Reduced wages and incentive compensation by ~$17 million
- Reduced travel-related expenses ~$3 million
- Reduced professional, IT-related and other G&A expenses by ~$6 million

Expense Reduction Initiatives Yielding Better-than-Anticipated Savings

GulfMark Forecasting Process to Reflect Recovery

- Step 1: Management identified the core assets within its current fleet that will be part of the continuing fleet when the upturn arrives
  - GulfMark selected 12 vessels that would be sold through 2020, as well as the associated sale proceeds to be received
- Step 2: Management projected future performance of each remaining vessel through 2022
  - Forecasted day rate, utilization and opex per day were forecasted
  - Future drydocks were considered
  - Vessel layups and reactivations were also considered
- Step 3: Management compared operational results obtained from step 2 with past performance and with industry and analyst expectations, considering adjustments for any forecasted results which were not in line with historical or industry consensus
  - When out of line with either historical or consensus, management's judgment was deciding factor on assumptions to be used

Summary Financial Projections - Base Case with Asset Sales

GulfMark Avg. Utilization Forecast

	2014	2015	2016	2017	2018	2019	2020
GulfMark	86%	66%	42%	51%	58%	80%	88%
OSVs	74	71	69	65	56	53	53

GulfMark Forecast Statistics Based on Forecast

	2014	2015	2016	2017	2018	2019	2020
Day Rate	$21,529	$16,053	$10,789	$8,306	$9,194	$10,622	$13,904
Opex/day	$8,712	$6,514	$3,296	$3,180	$3,827	$5,172	$5,976
Revenue*	$495,769	$274,806	$123,719	$99,759	$113,948	$166,442	$238,448
EBITDA*	$185,996	$41,142	($10,412)	($17,605)	($19,584)	$10,535	$73,761
% Margin	*38%*	*15%*	*n/a*	*n/a*	*n/a*	*6%*	*31%*

* $ in thousands

Illustrative Transaction Overview

- The recapitalization analysis assumes that borrowings under a new $125 million Exit Revolver, proceeds from the $125 million Rights Offering and cash on hand are used to:
  - Refinance both the Multicurrency and the Norwegian Facilities
  - Repay any DIP loans outstanding ($20 million outstanding at emergence assuming a pre-arranged filing)
  - Pay professional fees due at emergence and other fees & expenses
- Assumes transaction closes on August 15, 2017 assuming a 90 day pre-arranged filing

Transaction Sources & Uses

Sources	
Exit Revolver Draw	$31
Equity Rights Offering	125
Total Sources	**$156**

Uses	
Multicurrency Revolver Paydown	$72
Norwegian Revolver Paydown	44
DIP Repayment	20
Fees / Expenses	15
Other Emergence Costs	5
Total Uses	**$156**

Pro Forma Capitalization

	Pre	Adj.	Post
Est. Cash	$10	($0)	$10
Restricted Cash	$3	-	3
DIP Facility	$20	($20)	$ -
$100mm Multicurrency Revolver	72	(72)	-
$70mm Norwegian Revolver	44	(44)	-
New Revolver	-	31	31
Total Secured Debt	**$136**	**($105)**	**$31**
6.375% Senior Notes	$430	($430)	$ -
Total Debt	**$566**	**($535)**	**$31**
Liquidity	$10	$94	$104

Illustrative Cash Flow Projections - Base Case with Asset Sales

- Cash flow forecast based on the sources and uses and exit financing assumptions on page 31
- Assumes the new Exit Revolver terms include a L+500 interest rate and 1.0% unused line fee
- Assumes various vessels are sold during 2018 and 2019 for total proceeds of $35 million

	2017					2018				2019				Post-txn			
	Mar-17	Jun-17	7/1-8/15	8/16-9/30	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	2017	2018	2019	2020
Revenue	$24	$25	$13	$13	$25	$25	$28	$30	$30	$34	$38	$46	$48	$38	$114	$166	$238
Less: Direct Operating Expenses	(19)	(19)	(9)	(9)	(19)	(20)	(21)	(21)	(21)	(23)	(24)	(27)	(28)	(28)	(82)	(101)	(116)
Less: Drydock Expenses	(3)	(1)	-	-	(2)	(9)	(1)	(1)	(6)	(2)	(12)	(5)	(2)	(2)	(17)	(20)	(14)
Less: G&A	(9)	(9)	(5)	(5)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(14)	(35)	(34)	(34)
EBITDA	**($7)**	**($4)**	**($1)**	**($1)**	**($5)**	**($12)**	**($2)**	**($0)**	**($6)**	**$1**	**($7)**	**$6**	**$10**	**($6)**	**($20)**	**$11**	**$74**
Plus: Stock Based Compensation	1	2	1	1	2	2	2	2	2	2	2	2	2	2	6	6	6
Adjusted EBITDA	**($6)**	**($2)**	**($0)**	**($0)**	**($3)**	**($11)**	**($0)**	**$1**	**($4)**	**$3**	**($5)**	**$7**	**$12**	**($3)**	**($14)**	**$17**	**$80**
Less: Capex				$ -	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital				(1)	7	11	(6)	(2)	2	(1)	1	(7)	(3)	6	5	(11)	(16)
Potential Asset Sales				-	-	10	8	7	3	3	3	3	-	-	28	8	-
Unlevered Free Cash Flow				**($1)**	**$4**	**$10**	**$2**	**$6**	**($0)**	**$4**	**($2)**	**$2**	**$9**	**$3**	**$18**	**$12**	**$62**
Less: Interest Expense				(1)	(1)	(1)	(1)	(1)	(1)	(1)	(0)	(1)	(1)	(1)	(2)	(2)	(1)
Levered Free Cash Flow				**($2)**	**$3**	**$9**	**$1**	**$6**	**($1)**	**$3**	**($3)**	**$2**	**$8**	**$1**	**$15**	**$10**	**$61**
Beginning Revolver Balance				$31	$33	$30	$20	$19	$14	$15	$12	$15	$13	$31	$30	$15	$5
Revolver Draw/ Repayment				2	(3)	(9)	(1)	(6)	1	(3)	3	(2)	(8)	(1)	(15)	(10)	(5)
Ending Revolver Balance				**$33**	**$30**	**$20**	**$19**	**$14**	**$15**	**$12**	**$15**	**$13**	**$5**	**$30**	**$15**	**$5**	**$0**
Revolver Availability				*92*	*95*	*105*	*106*	*111*	*110*	*113*	*110*	*112*	*120*	*95*	*110*	*120*	*125*
Ending Cash				*$10*	*$10*	*$10*	*$10*	*$10*	*$11*	*$11*	*$11*	*$11*	*$11*	*$10*	*$11*	*$11*	*$66*
Beginning Liquidity				$104	$103	$105	$115	$116	$121	$121	$124	$121	$122	$104	$105	$121	$131
Change in Liquidity				(2)	3	9	1	6	(1)	3	(3)	2	8	1	15	10	61
Ending Liquidity				**$103**	**$105**	**$115**	**$116**	**$121**	**$121**	**$124**	**$121**	**$122**	**$131**	**$105**	**$121**	**$131**	**$191**
Memo:																	
Contracted Revenue					$11	$7	$6	$6	$5	$4	$4	$3	$3	$23	$23	$14	$5
% Contracted Revenue					43%	26%	20%	19%	16%	12%	10%	7%	6%	60%	20%	8%	2%
Implied Dayrate on Uncontracted Business					$7,853	$8,421	$8,482	$9,019	$8,986	$9,101	$10,243	$10,659	$11,071	$7,875	$8,747	$10,329	$13,852

Illustrative Cash Flow Projections - Base Case without Asset Sales

- Cash flow forecast based on the sources and uses and exit financing assumptions on page 31
- Assumes the new Exit Revolver terms include a L+500 interest rate and 1.0% unused line fee
- Assumes no vessels are sold during the projection period

	2017					2018				2019				Post-txn			
	Mar-17	Jun-17	7/1-8/15	8/16-9/30	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	2017	2018	2019	2020
Revenue	$24	$25	$13	$13	$25	$25	$28	$30	$30	$34	$38	$46	$48	$38	$114	$166	$238
Less: Direct Operating Expenses	(19)	(19)	(9)	(9)	(19)	(20)	(21)	(21)	(21)	(23)	(24)	(27)	(28)	(28)	(83)	(103)	(118)
Less: Drydock Expenses	(3)	(1)	-	-	(2)	(9)	(1)	(1)	(6)	(2)	(12)	(5)	(2)	(2)	(17)	(20)	(14)
Less: G&A	(9)	(9)	(5)	(5)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(14)	(35)	(34)	(34)
EBITDA	**($7)**	**($4)**	**($1)**	**($1)**	**($5)**	**($12)**	**($2)**	**($0)**	**($6)**	**$1**	**($7)**	**$5**	**$10**	**($6)**	**($21)**	**$9**	**$72**
Plus: Stock Based Compensation	1	2	1	1	2	2	2	2	2	2	2	2	2	2	6	6	6
Adjusted EBITDA	**($6)**	**($2)**	**($0)**	**($0)**	**($3)**	**($11)**	**($1)**	**$1**	**($4)**	**$2**	**($6)**	**$7**	**$11**	**($3)**	**($15)**	**$15**	**$78**
Less: Capex				$ -	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital				(1)	7	11	(6)	(2)	2	(1)	1	(7)	(3)	6	5	(11)	(16)
Potential Asset Sales				-	-	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow				**($1)**	**$4**	**$0**	**($7)**	**($1)**	**($3)**	**$1**	**($5)**	**($1)**	**$8**	**$3**	**($11)**	**$3**	**$60**
Less: Interest Expense				(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(3)	(4)	(3)
Levered Free Cash Flow				**($2)**	**$3**	**($1)**	**($7)**	**($2)**	**($4)**	**($0)**	**($6)**	**($2)**	**$7**	**$1**	**($14)**	**($2)**	**$57**
Beginning Revolver Balance				$31	$33	$30	$31	$38	$40	$44	$45	$51	$53	$31	$30	$44	$46
Revolver Draw/ Repayment				2	(3)	1	7	2	4	1	6	2	(7)	(1)	14	2	(46)
Ending Revolver Balance				**$33**	**$30**	**$31**	**$38**	**$40**	**$44**	**$46**	**$51**	**$53**	**$46**	**$30**	**$44**	**$46**	**$ -**
Revolver Availability				*92*	*95*	*94*	*87*	*85*	*81*	*80*	*74*	*72*	*79*	*95*	*81*	*79*	*125*
Ending Cash				*$10*	*$10*	*$11*	*$10*	*$10*	*$10*	*$11*	*$10*	*$10*	*$10*	*$10*	*$10*	*$10*	*$21*
Beginning Liquidity				$104	$103	$105	$105	$97	$95	$91	$91	$85	$83	$104	$105	$91	$90
Change in Liquidity				(2)	3	(1)	(7)	(2)	(4)	(0)	(6)	(2)	7	1	(14)	(2)	57
Ending Liquidity				**$103**	**$105**	**$105**	**$97**	**$95**	**$91**	**$91**	**$85**	**$83**	**$90**	**$105**	**$91**	**$90**	**$146**
Memo:																	
Contracted Revenue					$11	$7	$6	$6	$5	$4	$4	$3	$3	$23	$23	$14	$5
% Contracted Revenue					43%	26%	20%	19%	16%	12%	10%	7%	6%	60%	20%	8%	2%
Implied Dayrate on Uncontracted Business					$7,853	$8,421	$8,482	$9,019	$8,986	$9,101	$10,243	$10,659	$11,071	$7,875	$8,747	$10,329	$13,852

Appendix

Illustrative Cash Flow Projections - Downside Case

- The Downside Case models a scenario where the industry recovery takes longer to materialize
  - Assumes that revenue will be 10% lower in each quarter as compared to the Base Case
  - Does not assume any asset sales
  - Does not assume stacked vessels are reactivated
  - Assumes L+500 interest rate and 1.0% unused line fee

	2017					2018				2019				Post-txn			
	Mar-17	**Jun-17**	**7/1-8/15**	**8/16-9/30**	**Dec-17**	**Mar-18**	**Jun-18**	**Sep-18**	**Dec-18**	**Mar-19**	**Jun-19**	**Sep-19**	**Dec-19**	**2017**	**2018**	**2019**	**2020**
Revenue	$24	$25	$12	$12	$22	$21	$23	$24	$24	$25	$28	$31	$32	$34	$93	$116	$156
Less: Direct Operating Expenses	(19)	(19)	(9)	(9)	(19)	(19)	(19)	(19)	(19)	(18)	(19)	(20)	(20)	(28)	(75)	(77)	(83)
Less: Drydock Expenses	(3)	(1)	-	-	(2)	(5)	(1)	(1)	(2)	(2)	(6)	(5)	(2)	(2)	(9)	(14)	(11)
Less: G&A	(9)	(9)	(5)	(5)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(14)	(35)	(34)	(34)
EBITDA	**($7)**	**($4)**	**($2)**	**($2)**	**($7)**	**($11)**	**($6)**	**($4)**	**($6)**	**($3)**	**($7)**	**($2)**	**$2**	**($10)**	**($26)**	**($10)**	**$28**
Plus: Stock Based Compensation	1	2	1	1	2	2	2	2	2	2	2	2	2	2	6	6	6
Adjusted EBITDA	**($6)**	**($2)**	**($2)**	**($2)**	**($6)**	**($9)**	**($4)**	**($3)**	**($4)**	**($2)**	**($5)**	**($1)**	**$4**	**($7)**	**($20)**	**($4)**	**$34**
Less: Capex				$ -	$ -	($0)	($0)	($0)	($0)	($0)	($0)	($0)	($0)	$ -	($2)	($2)	($2)
Less: Changes in Working Capital				1	5	10	(3)	(2)	0	1	(0)	(2)	(2)	6	7	(3)	(9)
Potential Asset Sales				-	-	-	-	-	-	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow				**($1)**	**($0)**	**$1**	**($7)**	**($5)**	**($4)**	**($1)**	**($6)**	**($3)**	**$1**	**($1)**	**($15)**	**($9)**	**$23**
Less: Interest Expense				(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(4)	(5)	(5)
Levered Free Cash Flow				**($1)**	**($1)**	**($0)**	**($8)**	**($6)**	**($5)**	**($2)**	**($7)**	**($5)**	**($0)**	**($2)**	**($19)**	**($14)**	**$18**
Beginning Revolver Balance				$32	$34	$34	$35	$43	$48	$54	$55	$62	$67	$32	$34	$54	$67
Revolver Draw/ Repayment				2	0	1	8	5	6	1	7	5	(0)	2	20	13	(18)
Ending Revolver Balance				**$34**	**$34**	**$35**	**$43**	**$48**	**$54**	**$55**	**$62**	**$67**	**$67**	**$34**	**$54**	**$67**	**$49**
Revolver Availability				*91*	*91*	*90*	*82*	*77*	*71*	*70*	*63*	*58*	*58*	*91*	*71*	*58*	*76*
Ending Cash				*$11*	*$10*	*$11*	*$11*	*$10*	*$11*	*$10*	*$10*	*$11*	*$10*	*$10*	*$11*	*$10*	*$10*
Beginning Liquidity				$103	$102	$101	$101	$93	$87	$82	$80	$73	$69	$103	$101	$82	$68
Change in Liquidity				(1)	(1)	(0)	(8)	(6)	(5)	(2)	(7)	(5)	(0)	(2)	(19)	(14)	18
Ending Liquidity				**$102**	**$101**	**$101**	**$93**	**$87**	**$82**	**$80**	**$73**	**$69**	**$68**	**$101**	**$82**	**$68**	**$86**
Memo:																	
Contracted Revenue					$11	$7	$6	$6	$5	$4	$4	$3	$3	$23	$23	$14	$5
% Contracted Revenue					48%	31%	25%	24%	20%	16%	14%	10%	8%	66%	25%	12%	3%
Implied Dayrate on Uncontracted Business					$7,068	$7,534	$7,652	$8,146	$8,122	$8,485	$9,538	$10,457	$10,802	$7,087	$7,879	$9,846	$13,257

Financial Summary – Stacked Vessels

- The Company has 17 stacked vessels that are forecasted to be reactivated by Q3 2019
  - Initial drydock expense of $800,000 per vessel to bring out of cold stack

Financial Summary Of Reactivating Stacked Vessels

	2017				2018				2019							
	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	H2 2017	2018	2019	2020
Revenue	$ -	$ -	$ -	$ -	$1	$3	$3	$3	$6	$7	$12	$12	$ -	$11	$37	$65
Less: Direct Operating Expenses[1]	-	-	-	-	(1)	(2)	(2)	(2)	(5)	(5)	(8)	(8)	-	(7)	(26)	(35)
Less: Drydock Expenses	-	-	-	-	(4)	-	-	(4)	-	(6)	-	-	-	(8)	(6)	(3)
EBITDA	**$ -**	**$ -**	**$ -**	**$ -**	**($4)**	**$1**	**$1**	**($3)**	**$1**	**($4)**	**$4**	**$4**	**$ -**	**($4)**	**$6**	**$26**
Vessels Reactivated	-	-	-	-	3	2	-	-	5	-	7	-	-	5	12	-

(1) Net of direct operating expenses incurred if the vessels stay in layup

Financial Summary by Region – Base Case with Asset Sales

	2017				2018				2019				2017	2018	2019	2020
	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19	FY	FY	FY	FY
Americas																
Revenue	$4	$5	$5	$5	$4	$5	$5	$6	$9	$10	$15	$16	$19	$20	$50	$93
Less: Direct Operating Expenses	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(8)	(8)	(11)	(12)	(19)	(19)	(39)	(52)
Less: Drydock Expenses	(0)	-	-	(0)	(2)	-	-	(5)	-	(6)	(1)	-	(0)	(7)	(7)	(5)
EBITDA (Before G&A)	($1)	$0	$0	$0	($3)	$0	$1	($4)	$1	($5)	$3	$4	($0)	($6)	$4	$37
Southeast Asia																
Revenue	$3	$4	$4	$3	$4	$5	$5	$5	$6	$7	$8	$9	$14	$18	$29	$43
Less: Direct Operating Expenses	(2)	(3)	(3)	(2)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(10)	(12)	(13)	(13)
Less: Drydock Expenses	-	(0)	-	(1)	(3)	-	-	(1)	(1)	(2)	-	(1)	(1)	(4)	(3)	(3)
EBITDA (Before G&A)	$1	$1	$1	$0	($2)	$2	$2	$1	$2	$2	$5	$5	$4	$2	$13	$27
North Sea																
Revenue	$16	$17	$17	$17	$17	$19	$20	$20	$20	$21	$23	$23	$67	$75	$87	$102
Less: Direct Operating Expenses	(12)	(12)	(12)	(12)	(12)	(13)	(13)	(13)	(12)	(12)	(13)	(13)	(46)	(50)	(50)	(51)
Less: Drydock Expenses	(3)	(1)	-	(1)	(3)	(1)	(1)	(1)	(1)	(4)	(4)	(1)	(5)	(6)	(10)	(6)
EBITDA (Before G&A)	$2	$4	$5	$4	$2	$5	$6	$6	$6	$5	$7	$10	$15	$20	$28	$44
Consolidated																
EBITDA (before G&A)	$2	$5	$7	$4	($3)	$7	$9	$3	$10	$2	$14	$19	$19	$15	$45	$108
G&A	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(9)	(36)	(35)	(34)	(34)
EBITDA	($7)	($4)	($2)	($5)	($12)	($2)	($0)	($6)	$1	($7)	$6	$10	($18)	($20)	$11	$74
Plus: Stock Based Compensation	1	2	2	2	2	2	2	2	2	2	2	2	6	6	6	6
Adjusted EBITDA	($6)	($2)	($1)	($3)	($11)	($0)	$1	($4)	$3	($5)	$7	$12	($12)	($14)	$17	$80
Memo:																
Dayrate ($ / day)																
Americas	$5,917	$5,935	$5,946	$5,932	$7,112	$7,434	$7,829	$8,145	$8,242	$9,411	$8,816	$9,571	$5,933	$7,644	$9,052	$13,709
Southeast Asia	6,064	5,948	6,288	6,227	6,504	6,794	7,065	7,546	8,273	9,104	10,186	11,437	6,136	6,989	9,775	14,033
North Sea	10,730	10,223	10,049	9,969	10,441	10,212	10,862	10,777	10,839	11,981	13,181	12,757	10,231	10,578	12,190	14,032
Consolidated	$8,576	$8,263	$8,209	$8,205	$8,897	$8,891	$9,406	$9,546	$9,547	$10,614	$10,894	$11,263	$8,306	$9,194	$10,622	$13,904
Utilization																
Americas	29%	32%	32%	31%	26%	30%	30%	31%	52%	54%	87%	88%	31%	29%	70%	89%
Southeast Asia	57%	65%	70%	61%	65%	73%	73%	72%	80%	79%	84%	82%	63%	71%	81%	85%
North Sea	63%	67%	68%	67%	69%	83%	91%	91%	91%	87%	87%	91%	66%	83%	89%	90%
Consolidated	47%	52%	53%	51%	51%	58%	61%	62%	73%	72%	87%	88%	51%	58%	80%	88%
Daily Opex ($ / day)																
Americas	$2,005	$1,839	$1,827	$1,811	$2,061	$2,124	$2,124	$2,191	$3,652	$4,157	$5,685	$6,254	$1,870	$2,124	$4,908	$6,717
Southeast Asia	2,258	2,828	2,949	2,689	3,255	3,287	3,320	3,353	3,387	3,421	3,455	3,490	2,683	3,304	3,438	3,578
North Sea	4,919	4,685	4,655	4,655	5,083	5,841	6,326	6,326	6,221	6,221	6,221	6,221	4,727	5,863	6,221	6,360
Consolidated	$3,248	$3,173	$3,174	$3,127	$3,521	$3,833	$3,956	$4,023	$4,631	$4,861	$5,487	$5,718	$3,180	$3,827	$5,172	$5,976

Corporate Structure



GulfMark Offshore, Inc.
Delaware
GulfMark Management, Inc.
Delaware
GOMI Holdings Inc
Delaware
GulfMark Capital, LLC
Delaware
GulfMark Foreign Investments, LLC
Delaware
GM Offshore Inc.
Delaware
GulfMark Americas, Inc.
Delaware
GulfMark Thailand, LLC
Delaware
10%
90%
GulfMark Oceans, LP
Cayman Islands
48%
1%
GulfMark Servicios de Mexico S. de R.L. de C.V.
Mexico
1%
99%
GulfMark de Mexico, S. de R.L. de C.V.
Mexico
2%
98%
GulfMark Maritime, S. de R.L. de C.V.
Mexico
49%
GulfMark Marine Trinidad Limited
Trinidad & Tobago
GulfMark Shipping, LLC
Delaware
GulfMark Guernsey International Ltd.
Guernsey
GulfMark North Sea Ltd.
UK
GulfMark Guernsey, Ltd.
Guernsey
5%
95%
GulfMark Resources, LLC
Delaware
Gulf Offshore Marine International B.V.
Netherlands
Gulf Offshore Marine International, S. de R.L.
Panama
GulfMark Malaysia Inc.
Labuan
GulfMark UK Ltd.
UK
GulfMark Personnel UK Ltd.
UK
25%
75%
49%
49%
GulfMark Servicos Maritimos do Brasil Ltda.
Brazil
Chalvoyage (M) Sdn Bhd
Malaysia
GulfMark Asia Pte. Ltd
Singapore
Semaring Logistics (M) Sdn Bhd.
Malaysia
GulfMark Norge AS
Norway
Gulf Channel Offshore Servicos, LDA
Angola
1%
99%
GulfMark Malta Limited
Malta
GulfMark Malaysia Sdn Bhd
Malaysia
GulfMark UK International Ltd.
UK
GulfMark AS
Norway
GulfMark Rederi AS
Norway

Reconciliation of Adjusted EBITDA – Base Case with Asset Sales

	2017				2018				2019				2017	2018	2019	2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY	FY	FY	FY
Net (loss) income	($24.3)	($31.5)	($26.0)	($10.4)	($17.9)	($7.5)	($5.7)	($11.1)	($4.4)	($12.4)	$0.2	$4.7	($92.2)	($42.2)	($11.8)	$52.2
Interest expense, net	1.1	1.9	1.5	0.8	0.7	0.6	0.6	0.5	0.5	0.5	0.5	0.5	5.2	2.4	2.1	1.3
Income tax (benefit)	(3.5)	-	-	-	-	-	-	-	-	-	-	-	(3.5)	-	-	-
Depreciation & Amortization	13.6	13.6	9.3	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	41.6	20.2	20.2	20.2
Restructuring & Other	6.2	12.2	13.0	-	-	-	-	-	-	-	-	-	31.4	-	-	-
EBITDA	**($7.0)**	**($3.8)**	**($2.2)**	**($4.6)**	**($12.2)**	**($1.9)**	**($0.0)**	**($5.5)**	**$1.2**	**($6.8)**	**$5.8**	**$10.3**	**($17.6)**	**($19.6)**	**$10.5**	**$73.8**
Adjustments																
Stock Based Compensation	$1.1	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$5.6	$6.0	$6.0	$6.0
Adjusted EBITDA	**($5.9)**	**($2.3)**	**($0.7)**	**($3.1)**	**($10.7)**	**($0.4)**	**$1.5**	**($4.0)**	**$2.7**	**($5.3)**	**$7.3**	**$11.8**	**($12.0)**	**($13.6)**	**$16.5**	**$79.8**

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA – Downside Case

	2017				2018				2019				2017	2018	2019	2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY	FY	FY	FY
Net (loss) income	($24.3)	($31.5)	($28.6)	($13.0)	($16.6)	($11.6)	($10.3)	($11.9)	($9.5)	($12.8)	($8.6)	($4.3)	($97.3)	($50.4)	($35.1)	$2.6
Interest expense, net	1.1	1.9	1.5	0.8	0.8	0.9	1.0	1.1	1.1	1.2	1.3	1.4	5.2	3.7	5.0	5.2
Income tax (benefit)	(3.5)	-	-	-	-	-	-	-	-	-	-	-	(3.5)	-	-	-
Depreciation & Amortization	13.6	13.6	9.3	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	5.1	41.6	20.2	20.2	20.2
Restructuring & Other	6.2	12.2	13.0	-	-	-	-	-	-	-	-	-	31.4	-	-	-
EBITDA	**($7.0)**	**($3.8)**	**($4.8)**	**($7.1)**	**($10.7)**	**($5.6)**	**($4.3)**	**($5.8)**	**($3.3)**	**($6.5)**	**($2.2)**	**$2.1**	**($22.7)**	**($26.5)**	**($9.9)**	**$28.1**
Adjustments																
Stock Based Compensation	$1.1	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$1.5	$5.6	$6.0	$6.0	$6.0
Adjusted EBITDA	**($5.9)**	**($2.3)**	**($3.3)**	**($5.6)**	**($9.2)**	**($4.1)**	**($2.8)**	**($4.3)**	**($1.8)**	**($5.0)**	**($0.7)**	**$3.6**	**($17.0)**	**($20.5)**	**($3.9)**	**$34.1**

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

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